UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

____________________________

CoreWeave, Inc.

(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	001-42563	82-3060021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ	07039 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (973) 270-9737

____________________________

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on July 7, 2025, CoreWeave, Inc., a Delaware corporation (“CoreWeave”), Core Scientific, Inc., a Delaware corporation (“Core Scientific”) and Miami Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of CoreWeave (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, and subject to the terms and conditions set forth therein, Merger Sub would merge with and into Core Scientific, with Core Scientific continuing as the surviving company in the merger and as a wholly owned subsidiary of CoreWeave.

On October 30, 2025, Core Scientific held a special meeting of stockholders (the “Special Meeting”) to consider a proposal (the “Merger Agreement Proposal”) to adopt the Merger Agreement. At the Special Meeting, the requisite Core Scientific stockholders did not approve the Merger Agreement Proposal. As a result, on October 30, 2025, pursuant to and in accordance with the Merger Agreement, Core Scientific terminated the Merger Agreement, effective immediately.

Item 7.01.	Regulation FD Disclosure.

On October 30, 2025, CoreWeave issued a press release announcing the termination of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. This communication contains forward-looking statements based on management’s expectations, assumptions, and projections using information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. It is not possible for CoreWeave’s management to predict all risks, nor can CoreWeave assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements CoreWeave may make. In light of these risks, uncertainties, and assumptions, CoreWeave’s actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More information on risks that could affect our operating results is included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our most recent filings with the Securities and Exchange Commission (the “SEC”), including in our Quarterly Report on Form 10-Q filed with SEC for the quarter ended June 30, 2025, copies of which may be obtained by visiting our Investor Relations website at https://investors.coreweave.com or the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Except as required by law, CoreWeave assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release, dated October 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025	CoreWeave, Inc.

	By:	/s/ Michael Intrator
	Name:	Michael Intrator
	Title:	Chief Executive Officer